UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 08, 2024

WORTHINGTON ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-08399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 438-3210

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Executive Officer and Member of Board of Directors

On October 8, 2024, Worthington Enterprises, Inc. (the “Company”) announced that, effective as of November 1, 2024 (the “Effective Date”), the Board of Directors of the Company (the “Board”) has appointed Joseph B. Hayek as President and Chief Executive Officer (“CEO”) of the Company, as a member of the Board, and as a member of the Executive Committee of the Board.

Mr. Hayek (age 52) currently serves as the Company’s Executive Vice President and Chief Financial and Operations Officer, and has served in such role since December 2023. Mr. Hayek previously served as the Company’s Vice President and Chief Financial Officer from November 2018 to November 2023. Mr. Hayek served as Vice President and General Manager of the Company’s oil and gas equipment business unit from March 2017 to November 2018, and as Vice President of Mergers & Acquisitions and Corporate Development from April 2014 to March 2017. Prior to joining the Company, Mr. Hayek served as President of Sarcom, Inc. (n/k/a PCM Sales, Inc.), a value-added IT solutions provider and the largest division of PCM, Inc. Mr. Hayek earned a Bachelor of Science degree from Miami University and a Master of Business Administration from the Fuqua School of Business at Duke University.

There are no arrangements or understandings between Mr. Hayek and any person pursuant to which Mr. Hayek was selected as an officer or director, and no family relationships exist between Mr. Hayek and any director or executive officer of the Company. Mr. Hayek is not a party to any transaction to which the Company is or was a participant and in which Mr. Hayek has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

The terms of Mr. Hayek’s compensation as CEO have yet to be determined. The Company will file an amendment to this Form 8-K when such compensation has been determined. As an employee of the Company, Mr. Hayek will not be compensated for his role as a director of the Company.

Retirement of Chief Executive Officer and Member of Board of Directors

On October 8, 2024, the Company also announced that, effective as of the Effective Date, B. Andrew Rose will retire as the Company’s President and CEO and as a member of the Board. Mr. Rose’s departure is not related to any disagreement between Mr. Rose and the Company.

In connection with Mr. Rose’s retirement, the Company and Mr. Rose entered into a letter agreement, effective as of the Effective Date, with respect to certain transition and compensation arrangements (the “Letter Agreement”). Pursuant to the Letter Agreement, Mr. Rose’s awards under the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan, as amended, the Worthington Industries, Inc. 2010 Stock Option Plan, as amended, and the Worthington Enterprises, Inc. 2024 Long-Term Incentive Plan (collectively, the “Equity Plans”) will be treated as follows: (i) unvested stock options will vest in full and become exercisable on the Effective Date and vested stock options will remain exercisable until the earlier of the stock option’s expiration date or 36 months following the Effective Date; (ii) unvested time-vested restricted common share awards will vest in full on the Effective Date; and (iii) long-term performance share awards and long-term cash performance awards will vest on a pro-rated basis following the applicable performance period based on actual performance in accordance with the terms of the Equity Plans, except that any long-term performance award having a performance period ending more than 24 months following the Effective Date will be forfeited at the Effective Date. All other special performance awards and other awards granted to Mr. Rose under an Equity Plan will be forfeited at the Effective Date. The Letter Agreement also provides that Mr. Rose’s fiscal 2025 annual cash incentive bonus under the Worthington Industries, Inc. Annual Incentive Plan for Executives (the “Bonus Plan”) will be pro-rated and paid following fiscal 2025 to the extent earned based on actual performance in accordance with the terms of the Bonus Plan. The Company and Mr. Rose clarified in the Letter Agreement the basis under which Mr. Rose covenants not to compete with the Company or solicit employees or customers of the Company, will maintain the confidentiality of the Company’s confidential information, and will provide continuing cooperation to the Company following his retirement. Mr. Rose’s outstanding equity awards will continue to vest in accordance with their terms through the Effective Date, subject to Mr. Rose’s compliance with certain release requirements, and Mr. Rose’s annual base salary and employee benefit plan eligibility will remain unchanged through the Effective Date.

The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Appointment of Chief Financial Officer

On October 8, 2024, the Company also announced that, effective as the Effective Date, the Board has appointed Colin J. Souza as Vice President and Chief Financial Officer (“CFO”) of the Company.

Mr. Souza (age 36) currently serves as the Company’s Vice President of Finance, and has served in such role since December 2023. Mr. Souza previously served as the Company’s Director of Corporate Development and Mergers & Acquisitions from January 2021 to December 2023, and as Manager of Corporate Development and Mergers & Acquisitions from July 2019 to December 2021. Prior to that, Mr. Souza served in a variety of finance and treasury roles since joining the Company in 2011. Mr. Souza holds a Chartered Financial Analyst designation and earned both his Bachelor of Science in Business Administration and his Master of Business Administration from The Ohio State University Fisher College of Business.

There are no arrangements or understandings between Mr. Souza and any person pursuant to which Mr. Souza was selected as an officer, and no family relationships exist between Mr. Souza and any director or executive officer of the Company. Mr. Souza is not a party to any transaction to which the Company is or was a participant and in which Mr. Souza has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

The terms of Mr. Souza’s compensation as CFO have yet to be determined. The Company will file an amendment to this Form 8-K when such compensation has been determined.

Item 8.01. Other Events.

The Company issued a press release on October 8, 2024, announcing the transition described in Item 5.02 above, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

10.1	Letter Agreement between Worthington Enterprises, Inc. and B. Andrew Rose
99.1	News Release issued by Worthington Enterprises, Inc. on October 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON ENTERPRISES, INC.

Date:	October 8, 2024	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary